Exhibit 99.3

Dana Corporation
Return on Invested Capital (ROIC) (1)
(In millions)

	Year Ended December 31, 2003
	Internal
	ROIC		Elimination	Dana
	Measure (1)	DCC	Entries (2)	Consolidated
Calculation of after-tax operating return:
Net income before effect of change in accounting	$222	$61	$(61)	$222
Unusual items excluded from operating income:
Net gain on divestitures	30	39	(69)
Gain on repurchase of notes	9		(9)
Other unusual items

Operating income	183	22	17	222
After-tax net interest expense [3]	89	35		124

After-tax operating return	$272	$57	$17	$346

Calculation of average invested capital:
Notes payable	$260	$233	$	$493
Long-term debt	2,087	518		2,605
Shareholders’ equity	2,050	291	(291)	2,050

	4,397	1,042	(291)	5,148
Less: Cash and cash equivalents	664	67		731

Invested capital	$3,733	$975	$(291)	$4,417

Average invested capital [4]	$3,690			$4,485

ROIC [5]	7.4%			7.7%

(1)	We believe that ROIC is a meaningful financial measure because it reflects our performance relative to our investment level. Our internal ROIC measure is derived with DCC considered on an equity basis, exclusive of unusual items determined not to be reflective of internal operating performance. Other companies may calculate ROIC differently.

(2)	Elimination entries include entries required to reflect DCC on a fully consolidated basis and to include all items excluded from our performance measures, including Internal ROIC.

(3)	After-tax net interest expense is calculated by tax effecting net interest expense (including net interest expense of discontinued operations) by our assumed long-term effective income tax rate of 39%. Net interest expense is calculated as follows:

2003
Interest expense — Dana Consolidated	$221
Interest income — Dana Consolidated (a)	(17)
Less: DCC net interest expense	(57)

Net interest expense from continuing operations — Dana with DCC on equity basis	147
Net interest expense of discontinued operations

Net interest expense	$147

(a) Interest income is included in ‘Other Income, net’ in the Consolidated Statement of Income.

(4)	Average invested capital is equal to the average of invested capital for the last five quarter-end dates, inclusive.

(5)	ROIC is equal to after-tax operating return divided by average invested capital.

Dana Corporation
Return on Invested Capital (ROIC) (1)
(In millions)

	Year Ended December 31, 2002
	Internal
	ROIC		Elimination	Dana
	Measure (1)	DCC	Entries (2)	Consolidated
Calculation of after-tax operating return:
Net income before effect of change in accounting	$38	$65	$(65)	$38
Unusual items excluded from operating income:
Net gain on divestitures	30	39	(69)
Restructuring costs	(163)		163
Other unusual items

Operating income	171	26	(159)	38
After-tax net interest expense [3]	100	44		144

After-tax operating return	$271	$70	$(159)	$182

Calculation of average invested capital:
Notes payable	$53	$234	$	$287
Long-term debt	2,462	753		3,215
Shareholders’ equity	1,482	271	(271)	1,482

	3,997	1,258	(271)	4,984
Less: Cash and cash equivalents	551	20		571

Invested capital	$3,446	$1,238	$(271)	$4,413

Average invested capital [4]	$4,114			$5,307

ROIC [5]	6.6%			3.4%

(1)	We believe that ROIC is a meaningful financial measure because it reflects our performance relative to our investment level. Our internal ROIC measure is derived with DCC considered on an equity basis, exclusive of unusual items determined not to be reflective of internal operating performance. Other companies may calculate ROIC differently.

(2)	Elimination entries include entries required to reflect DCC on a fully consolidated basis and to include all items excluded from our performance measures, including Internal ROIC.

(3)	After-tax net interest expense is calculated by tax effecting net interest expense (including net interest expense of discontinued operations) by our assumed long-term effective income tax rate of 39%. Net interest expense is calculated as follows:

2002
Interest expense — Dana Consolidated	$259
Interest income — Dana Consolidated (a)	(23)
Less: DCC net interest expense	(73)

Net interest expense from continuing operations — Dana with DCC on equity basis	163
Net interest expense of discontinued operations

Net interest expense	$163

(a) Interest income is included in ‘Other Income, net’ in the Consolidated Statement of Income.

(4)	Average invested capital is equal to the average of invested capital for the last five quarter-end dates, inclusive.

(5)	ROIC is equal to after-tax operating return divided by average invested capital.

Dana Corporation
Return on Invested Capital (ROIC) (1)
(In millions)

	Year Ended December 31, 2001
	Internal
	ROIC		Elimination	Dana
	Measure (1)	DCC	Entries (2)	Consolidated
Calculation of after-tax operating return:
Net income before effect of change in accounting	$(298)	$31	$(31)	$(298)
Unusual items excluded from operating income:
Net gain on divestitures	10		(10)
Restructuring costs	(279)		279
Other unusual items	(34)		34

Operating income	5	31	(334)	(298)
After-tax net interest expense [3]	118	52	(3)	167

After-tax operating return	$123	$83	$(337)	$(131)

Calculation of average invested capital:
Notes payable	$617	$503	$	$1,120
Long-term debt	2,155	853		3,008
Shareholders’ equity	1,958	198	(198)	1,958

	4,730	1,554	(198)	6,086
Less: Cash and cash equivalents	182	17		199

Invested capital	$4,548	$1,537	$(198)	$5,887

Average invested capital [4]	$5,090			$6,611

ROIC [5]	2.4%			-2.0%

(1)	We believe that ROIC is a meaningful financial measure because it reflects our performance relative to our investment level. Our internal ROIC measure is derived with DCC considered on an equity basis, exclusive of unusual items determined not to be reflective of internal operating performance. Other companies may calculate ROIC differently.

(2)	Elimination entries include entries required to reflect DCC on a fully consolidated basis and to include all items excluded from our performance measures, including Internal ROIC.

(3)	After-tax net interest expense is calculated by tax effecting net interest expense (including net interest expense of discontinued operations) by our assumed long-term effective income tax rate of 39%. Net interest expense is calculated as follows:

2001
Interest expense — Dana Consolidated	$304
Interest income — Dana Consolidated (a)	(31)
Less: DCC net interest expense	(85)

Net interest expense from continuing operations — Dana with DCC on equity basis	188
Net interest expense of discontinued operations	4

Net interest expense	$192

(a) Interest income is included in ‘Other Income, net’ in the Consolidated Statement of Income.

(4)	Average invested capital is equal to the average of invested capital for the last five quarter-end dates, inclusive.

(5)	ROIC is equal to after-tax operating return divided by average invested capital.

Dana Corporation
Return on Invested Capital (ROIC) (1)
(In millions)

	Year Ended December 31, 2000
	Internal
	ROIC		Elimination	Dana
	Measure (1)	DCC	Entries (2)	Consolidated
Calculation of after-tax operating return:
Net income before effect of change in accounting	$334	$35	$(35)	$334
Unusual items excluded from operating income:
Net gain on divestitures	106			106
Restructuring costs	(129)			(129)
Other unusual items	(20)			(20)

Operating income	377	35	(35)	377
After-tax net interest expense [3]	129	50		179

After-tax operating return	$506	$85	$(35)	$556

Calculation of average invested capital:
Notes payable	$1,307	$638		$1,945
Long-term debt	1,574	1,075		2,649
Shareholders’ equity	2,628	174	(174)	2,628

	5,509	1,887	(174)	7,222
Less: Cash and cash equivalents	149	30		179

Invested capital	$5,360	$1,857	$(174)	$7,043

Average invested capital [4]	$5,529			$7,065

ROIC [5]	9.1%			7.9%

(1)	We believe that ROIC is a meaningful financial measure because it reflects our performance relative to our investment level. Our internal ROIC measure is derived with DCC considered on an equity basis, exclusive of unusual items determined not to be reflective of internal operating performance. Other companies may calculate ROIC differently.

(2)	Elimination entries include entries required to reflect DCC on a fully consolidated basis and to include all items excluded from our performance measures, including Internal ROIC.

(3)	After-tax net interest expense is calculated by tax effecting net interest expense (including net interest expense of discontinued operations) by our assumed long-term effective income tax rate of 39%. Net interest expense is calculated as follows:

2000

Interest expense — Dana Consolidated	$323
Interest income — Dana Consolidated (a)	(30)
Less: DCC net interest expense	(82)

Net interest expense from continuing operations — Dana with DCC on equity basis	211
Net interest expense of discontinued operations

Net interest expense	$211

(a) Interest income is included in ‘Other Income, net’ in the Consolidated Statement of Income.

(4)	Average invested capital is equal to the average of invested capital for the last five quarter-end dates, inclusive.

(5)	ROIC is equal to after-tax operating return divided by average invested capital.

Dana Corporation
Return on Invested Capital (ROIC) (1)
(In millions)

	Year Ended December 31, 1999
	Internal
	ROIC		Elimination	Dana
	Measure (1)	DCC	Entries (2)	Consolidated
Calculation of after-tax operating return:
Net income before effect of change in accounting	$513	$34	$(34)	$513
Unusual items excluded from operating income:
Net gain on divestitures	6			6
Restructuring costs	(163)			(163)
Other unusual items	(8)			(8)

Operating income	678	34	(34)	678
After-tax net interest expense [3]	113	35		148

After-tax operating return	$791	$69	$(34)	$826

Calculation of average invested capital:
Notes payable	$897	$521	$	$1,418
Long-term debt	1,862	870		2,732
Shareholders’ equity	2,957	145	(145)	2,957

	5,716	1,536	(145)	7,107
Less: Cash and cash equivalents	101	10		111

Invested capital	$5,615	$1,526	$(145)	$6,996

Average invested capital [4]	$5,556			$6,675

ROIC [5]	14.2%			12.4%

(1)	We believe that ROIC is a meaningful financial measure because it reflects our performance relative to our investment level. Our internal ROIC measure is derived with DCC considered on an equity basis, exclusive of unusual items determined not to be reflective of internal operating performance. Other companies may calculate ROIC differently.

(2)	Elimination entries include entries required to reflect DCC on a fully consolidated basis and to include all items excluded from our performance measures, including Internal ROIC.

(3)	After-tax net interest expense is calculated by tax effecting net interest expense (including net interest expense of discontinued operations) by our assumed long-term effective income tax rate of 39%. Net interest expense is calculated as follows:

1999
Interest expense — Dana Consolidated	$279
Interest income — Dana Consolidated (a)	(37)
Less: DCC net interest expense	(57)

Net interest expense from continuing operations — Dana with DCC on equity basis	185
Net interest expense of discontinued operations

Net interest expense	$185

(a) Interest income is included in ‘Other Income, net’ in the Consolidated Statement of Income.

(4)	Average invested capital is equal to the average of invested capital for the last five quarter-end dates, inclusive.

(5)	ROIC is equal to after-tax operating return divided by average invested capital.